UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

BC Partners Lending Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-01269	82-4654271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue, 3rd Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 891-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 24, 2026, BC Partners Lending Corporation, a Maryland corporation (“BCPL”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alternative Credit Income Fund, a Delaware statutory trust (“ACIF” and, together with BCPL, the “Funds” and each, a “Fund”); BCPL Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of BCPL (“Merger Sub”); solely for the limited purposes set forth therein, Sierra Crest Investment Management LLC, a Delaware limited liability company and the external investment adviser to ACIF (“SCIM”); and, solely for the limited purposes set forth therein, BC Partners Advisors L.P., a Delaware limited partnership and the external investment adviser to BCPL (“BC Partners Advisors”). The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the applicable effective time (the “Effective Time”), Merger Sub will be merged with and into ACIF (the “First Merger”), with ACIF continuing as the surviving company and as a wholly-owned subsidiary of BCPL. Immediately after the Effective Time, ACIF will merge with and into BCPL (the “Second Merger” and, together with the First Merger, the “Mergers”), with BCPL continuing as the surviving company. The board of directors of BCPL (the “BCPL Board”) and the board of trustees of ACIF (the “ACIF Board” and, together with the BCPL Board, the “Boards”), including all of the respective directors of the BCPL Board (the “Independent Directors”) and trustees of the ACIF Board (the “Independent Trustees”) who are not “interested persons” of either Fund or its respective external investment adviser, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), in each case, on the recommendation of a special committee (a “Special Committee”) comprised solely of the Independent Directors or Independent Trustees, as applicable, of the Boards, have approved, among other things, the Merger Agreement and the transactions contemplated thereby (the “Transactions”). The parties to the Merger Agreement intend for the Mergers, taken together, to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Review Code of 1986, as amended (the “Code”).

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of beneficial interest, no par value, of ACIF (an “ACIF Common Share”) issued and outstanding immediately prior to the Effective Time (other than shares owned by BCPL or any of its consolidated subsidiaries, including Merger Sub (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of common stock of BCPL, par value $0.001 per share (“BCPL Common Stock”), equal to the Exchange Ratio (as defined below), and, if applicable, cash paid in lieu of fractional shares. ACIF has no preferred stock outstanding, and no preferred stock will be issued by BCPL as a result of the First Merger.

Under the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), BCPL will deliver to ACIF a calculation of its net asset value (“NAV”) and ACIF will deliver to BCPL a calculation of the NAV for each class of outstanding ACIF Common Shares, in each case, as of such date (such calculation with respect to BCPL, the “Closing BCPL Net Asset Value” and such calculation with respect to each class of ACIF Common Shares, the “Closing ACIF Net Asset Values”) and using the same set of assumptions, methodologies and adjustments as has been historically used in preparing such calculations. Based on such calculations, the parties will calculate the “BCPL Per Share NAV,” which will be equal to (i) the Closing BCPL Net Asset Value divided by (ii) the number of shares of BCPL Common Stock issued and outstanding as of the Determination Date, and the “ACIF Per Share NAV,” which will be equal to (A) in respect of a class of ACIF Common Shares, the Closing ACIF Net Asset Value of such class divided by (B) the number of ACIF Common Shares in such class issued and outstanding as of the Determination Date (excluding any Cancelled Shares). The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the applicable ACIF Per Share NAV divided by (ii) the BCPL Per Share NAV.

Tax Distribution

Prior to the closing of the Mergers, ACIF will declare and pay to ACIF shareholders one or more dividends in order for ACIF to maintain its qualification as a “regulated investment company” under the Code and to avoid the imposition of material income tax on ACIF’s undistributed income under Section 852(b) of the Code for any taxable year ending before the closing of the Mergers.

Discretionary Repurchase Offer

At or as promptly as reasonably practicable after the receipt of the requisite approval of the First Merger by ACIF’s shareholders, ACIF will conduct a discretionary repurchase offer in compliance with the requirements of Rule 23c-3 under the 1940 Act (the “Discretionary Repurchase Offer”) to purchase up to 15% of the then-outstanding ACIF Common Shares at a price per share equal to the NAV per ACIF Common Share in each applicable class of ACIF Common Shares, determined as of the close of business no later than the 14th day after the Discretionary Repurchase Offer Expiration (as defined below), or the next business day if such day is not a business day. The repurchase request deadline of the Discretionary Repurchase Offer will be at the close of business, New York City time, on the date that is 30 days after the date upon which the Discretionary Repurchase Offer commences (within the meaning of the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”)) (the “Discretionary Repurchase Offer Expiration”). If the Discretionary Repurchase Offer is terminated or withdrawn by ACIF, ACIF will promptly return, and will cause any depository acting on behalf of ACIF to return, all tendered ACIF Common Shares to the registered holders thereof.

Termination Rights

The Merger Agreement contains customary termination rights for each of BCPL and ACIF, including: (i) by the mutual written agreement of ACIF and BCPL; (ii) if any governmental entity that must grant a regulatory approval has denied approval of the Transactions and such denial has become final and non-appealable, or any governmental entity of competent jurisdiction has issued a final and non-appealable order, or promulgated any other law that permanently enjoins or otherwise prohibits or makes illegal the consummation of the Transactions; (iii) if the consummation of the First Merger has not occurred by February 24, 2027 (the “Outside Date”) (provided that the right to terminate the Merger Agreement on this basis will not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Outside Date); or (iv) if the requisite approval of ACIF’s shareholders is not obtained.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties by each of BCPL, ACIF, BC Partners Advisors and SCIM, subject to specific exceptions and qualifications. The Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of BCPL’s and ACIF’s businesses during the period prior to closing of the Mergers, the preparation of a registration statement on Form N-14 (the “Registration Statement”), the holding of a special meeting of the shareholders of ACIF, and obtaining certain regulatory and third party consents, if any. ACIF has agreed to convene and hold a shareholder meeting for the purpose of obtaining the approval required of ACIF’s shareholders and the ACIF Board has agreed to recommend that ACIF’s shareholders approve the applicable proposal.

The Merger Agreement includes restrictions on the ability of ACIF to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions, which could have the effect of discouraging such proposals from being made or pursued. However, the ACIF Board may, subject to certain conditions, change its recommendation to ACIF’s shareholders, terminate the Merger Agreement and enter into an agreement with respect to a superior proposal if its Special Committee determines in its reasonable good faith judgement, after consultation with its outside legal counsel and, with respect to financial matters, its financial advisor, that the failure to take such action would be a breach of the ACIF Board’s fiduciary duties under applicable law (taking into account, among other factors, any changes to the Merger Agreement proposed by BCPL).

Conditions to the Mergers

Consummation of the Mergers is subject to the satisfaction of certain closing conditions, including, but not limited to, (1) the requisite approval of ACIF’s shareholders, (2) the effectiveness of the Registration Statement for the BCPL Common Stock to be issued as consideration in the First Merger, (3) the absence of litigation or certain legal impediments to the consummation of the Mergers, (4) required regulatory approvals, (5) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, and (6) the completion of the Discretionary Repurchase Offer at or prior to the Effective Time.

General

The foregoing summary description of the Merger Agreement and the Transactions is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Fee Waiver Agreement

Pursuant to a fee waiver agreement executed on February 24, 2026, between ACIF and SCIM (the “Fee Waiver Agreement”), SCIM has agreed, for each of the first through the twenty-fourth full months after the Fee Waiver Agreement becomes effective, to waive $62,500 of its management fees earned during such month. The Fee Waiver Agreement will become effective upon, and is subject to, the failure of ACIF’s shareholders to approve the Merger Agreement and the Transactions by the affirmative vote of a “majority of the outstanding voting securities” of ACIF at a duly held meeting of ACIF’s shareholders or at any adjournment or postponement thereof at which the approval of the Merger Agreement and the Transactions has been voted upon.

General

The foregoing summary description of the Fee Waiver Agreement is subject to and qualified in its entirety by reference to the Fee Waiver Agreement, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Fee Waiver Agreement has been filed as Exhibit 2.2 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The Fee Waiver Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Fee Waiver Agreement and as of specific dates; were solely for the benefit of the parties to the Fee Waiver Agreement (except as may be expressly set forth in the Fee Waiver Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Fee Waiver Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Fee Waiver Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Fee Waiver Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Fee Waiver Agreement.

Forward Looking Statements

Some of the statements in this document constitute forward-looking statements because they relate to future events, future performance or financial condition. The forward-looking statements may include statements as to future operating results of BCPL and ACIF, and distribution projections; business prospects of BCPL and ACIF, and the prospects of their portfolio companies; and the impact of the investments that BCPL and ACIF expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this document involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the ability of the parties to consummate the Mergers on the expected timeline, or at all; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of ACIF shareholders voting in favor of the Proposals (as defined below) submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the combined company’s plans, expectations, objectives and intentions, as a result of the Mergers; (ix) any potential termination of the Merger Agreement; (x) the future operating results and net investment income projections of BCPL, ACIF or, following the closing of the Mergers, the combined company; (xi) the ability of BC Partners Advisors to implement its future plans with respect to the combined company; (xii) the ability of BC Partners Advisors and its affiliates to attract and retain highly talented professionals; (xiii) the business prospects of BCPL, ACIF or, following the closing of the Mergers, the combined company, and the prospects of their portfolio companies; (xiv) the impact of the investments that BCPL, ACIF or, following the closing of the merger, the combined company expect to make; (xv) the ability of the portfolio companies of BCPL, ACIF or, following the closing of the Mergers, the combined company to achieve their objectives; (xvi) the expected financings and investments and additional leverage that BCPL, ACIF or, following the closing of the Mergers, the combined company may seek to incur in the future; (xvii) the adequacy of the cash resources and working capital of BCPL, ACIF or, following the closing of the Mergers, the combined company; (xviii) the timing of cash flows, if any, from the operations of the portfolio companies of BCPL, ACIF or, following the closing of the Mergers, the combined company; (xix) the risk that shareholder litigation in connection with the Mergers may result in significant costs of defense and liability; and (xx) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities). BCPL and ACIF have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although BCPL and ACIF undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that BCPL and ACIF in the future may file with the SEC, including the Proxy Statement/Prospectus (as defined below) and the Registration Statement, annual reports on Form 10-K, annual reports on Form N-CSR, quarterly reports on Form 10-Q, semi-annual reports on Form N-CSRS and current reports on Form 8-K.

Additional Information and Where to Find It

This document relates to the proposed Mergers and certain related matters (the “Proposals”). In connection with the Proposal, BCPL will file with the SEC and mail to ACIF’s shareholders a proxy statement for ACIF and a prospectus of BCPL (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus will contain important information about BCPL, ACIF and the Proposals. In addition, certain investor materials related to the Transactions will be made available to investors and security holders once the Proxy Statement/Prospectus has been filed with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF ACIF ARE URGED TO READ THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BCPL, ACIF AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by ACIF, from ACIF’s website at https://www.altcif.com. Investors may also request a copy of BCPL’s filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling at the following address and telephone number: BC Partners Lending Corporation, 650 Madison Avenue, 3rd Floor, New York, NY 1022, (212) 891-2880.

Participants in the Solicitation

BCPL, its directors, certain of its executive officers and certain employees and officers of BC Partners Advisors and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of BCPL is set forth in its proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2025. ACIF, its trustees, certain of its executive officers and certain employees and officers of SCIM and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the trustees and executive officers of ACIF is set forth in its Annual Report on Form N-CSR for the fiscal year ended September 30, 2025, which was filed with the SEC on December 5, 2025. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the BCPL and ACIF shareholders in connection with the Proposals will be contained in the Registration Statement, including the Proxy Statement/Prospectus included therein, and other relevant materials when such documents become available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This document is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this document is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in BCPL, ACIF or in any fund or other investment vehicle managed by BC Partners Advisors, SCIM or any of their affiliates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

2.1	Agreement and Plan of Merger, by and among BC Partners Lending Corporation, Alternative Credit Income Fund, BCPL Merger Sub, Inc., Sierra Crest Investment Management LLC (for the limited purposes set forth therein) and BC Partners Advisors L.P. (for the limited purposes set forth therein), dated as of February 24, 2026.

2.2	Fee Waiver Agreement, by and between Alternative Credit Income Fund and Sierra Crest Investment Management LLC, dated as of February 24, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BC PARTNERS LENDING CORPORATION

By:	/s/ James Piekarski
Name:	James Piekarski
Title:	Chief Financial Officer

Date: February 25, 2026